                                                                   EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report pertaining to Tier Technologies, Inc. dated October 6, 1997 included in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Tier Technologies, Inc. for the registration of 3,000,000 shares of its Class B common stock.

                                                      /s/ Ernst & Young LLP

Walnut Creek, California

June 5, 1998